Exhibit 1

AGREEMENT OF JOINT FILING

(WARRIOR MET COAL, INC.)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 2018.

AESI (HOLDINGS) II, L.P.

By:	AES Advisors II, L.P.
its general partner

	By:	AES Advisors II GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, L.P.

By:	Apollo European Strategic Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

	By:	Apollo Centre Street Advisors (APO DC-GP), LLC
Its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ST CAPITAL LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

SKSI REAL PROPERTY HOLDINGS LTD.

By:	Apollo SK Strategic Investments, L.P.
its sole shareholder

	By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

		By:	Apollo SK Strategic Advisors, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SK STRATEGIC INVESTMENTS, L.P.

By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

	By:	Apollo SK Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SK STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY FUND III AIV I LP

By:	Apollo Credit Opportunity Advisors III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III GP LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO FRANKLIN PARTNERSHIP, L.P.

By:	Apollo Franklin Advisors (APO DC), L.P.
its general partner

	By:	Apollo Franklin Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO FRANKLIN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By:	Apollo Lincoln Private Credit Advisors (APO DC), L.P.
its general partner

	By:	Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO LINCOLN PRIVATE CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.
its general partner

	By:	Apollo SOMA Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ZEUS INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

	By:	Apollo Zeus Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ZEUS STRATEGIC ADVISORS, L.P.

By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ZEUS STRATEGIC ADVISORS, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APH HOLDINGS (DC), L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SPN INVESTMENTS I (CREDIT), LLC

By:	Apollo SPN Investments I, L.P.
its sole member

	By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

		By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SPN INVESTMENTS I, L.P.

By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

	By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SPN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

VULCAN HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P.
its general partner

	By:	Apollo Capital Management VIII, LLC
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

By:	Apollo ANRP Advisors, L.P.
its general partner

	By:	Apollo ANRP Capital Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VIII, L.P.

By:	Apollo Capital Management VIII, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT VIII, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APH HOLDINGS, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ANRP ADVISORS, L.P.

By:	Apollo ANRP Capital Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ANRP CAPITAL MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President